                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Capital Pacific Holdings, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 2, 1996, included in this Form 10-K into Capital Pacific Holdings, Inc.'s previously filed Form S-3 Registration Statement No. 33-63511.

                                          /s/  ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

Orange County, California
May 28, 1996